EXHIBIT INDEX


                                    GPU, INC.

                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                EMPLOYEES REPRESENTED BY IBEW SYSTEM COUNCIL U-3







Consent of Independent Accountants                          Exhibit 23